EXHIBIT 10.3



                              AFFILIATE AGREEMENT

         THIS AFFILIATE AGREEMENT (this "Agreement") is made and entered into as of July 22, 2003 by and among NMP, Inc., a Delaware corporation ("Holdco"), MarketWatch.com, Inc., a Delaware corporation ("Parent"), and the undersigned stockholder (the "Affiliate"), who may be deemed an affiliate of Pinnacor Inc., a Delaware corporation (the "Company"), under applicable law. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

                                   RECITALS:

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") by and among Parent, the Company, Holdco, Maple Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco ("Parent Merger Sub"), and Pine Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco ("Company Merger Sub"), Parent Merger Sub is merging with and into Parent (the "Parent Merger") and Company Merger Sub is merging with and into the Company (the "Company Merger" and together with the Parent Merger, the "Mergers") whereby after the Mergers each of Parent and the Company shall be the surviving corporations of the Mergers and direct wholly owned subsidiaries of Holdco;

         WHEREAS, the Affiliate has been advised that the Affiliate may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used for purposes of Rule 144 and Rule 145 of the rules and regulations of the Securities and Exchange Commission (the "SEC"); and

         WHEREAS, the execution and delivery of this Agreement by the Affiliate is a material inducement to, and in consideration of, the willingness of Holdco and Parent to enter into the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Acknowledgments by Affiliate. The Affiliate understands and hereby acknowledges that the representations, warranties and covenants by the Affiliate set forth herein shall be relied upon by Holdco and Parent and their respective affiliates and legal counsel, and that substantial losses and damages may be incurred by such persons if the representations and warranties of the Affiliate contained herein are inaccurate or if the covenants of the Affiliate contained herein are breached. The Affiliate hereby represents and warrants to Holdco and Parent that the Affiliate has carefully read this Agreement and the Merger Agreement and has discussed the requirements of this Agreement with the Affiliate's professional advisors, who are qualified to advise the Affiliate with regard to such matters. Execution of this Agreement shall not be considered an admission by the Affiliate that he or it is an "affiliate", or as a waiver of any rights the Affiliate may have to object to any claim that the Affiliate is such an "affiliate" on or after the date of this Agreement.

         2. Representations and Warranties of the Affiliate. The Affiliate hereby represents and warrants to Holdco and Parent as follows as of the date hereof: (i) the Affiliate is the sole beneficial owner of the number of shares of the common stock of the Company, par value $0.01 (the "Company Common
Stock") set forth under the Affiliate's name on the signature page hereto (the "Shares"); (ii) the Shares are not subject to any Liens (as such term is defined in the Merger Agreement) or other encumbrance or to any rights of first refusal of any kind (other than in the case of GapStar, LLC ("GapStar"), the pledge and grant of a security interest by GapStar in its Shares to a lender to secure loans made to GapStar by such lender); (iii) there are no options, warrants, calls, rights, commitments or agreements of any kind or character, written or oral, to which the Affiliate is party or by which the Affiliate is bound obligating the Affiliate to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any Shares, or obligating the Affiliate to grant or enter into any such option, warrant, call, right, commitment or agreement; (iv) the Affiliate has the sole right to transfer the Shares; (v) as of the date hereof, the Shares constitute all shares of Company Common Stock owned, beneficially or of record, by the Affiliate; (vi) the Shares are not subject to preemptive rights created by any agreement to which the Affiliate is party or by which the Affiliate is bound; and (vii) the Affiliate has not engaged in any sale or other transfer of the Shares in contemplation of the Mergers.

         3. Application to Subsequently Acquired Shares. The Affiliate hereby agrees that all shares of Company Common Stock and shares of the common stock of Holdco, par value $0.01 (the "Holdco Common Stock") acquired by the Affiliate subsequent to the date hereof (including shares of Holdco Common Stock acquired in the Company Merger), but prior to the earlier of (i) the Effective Time (as defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein) shall be subject to the terms and conditions set forth in this Agreement as if held by the Affiliate as of the date hereof.

         4.       Compliance with Rule 145 and the Securities Act.

                  (a) The Affiliate understands and hereby acknowledges that the Affiliate has been advised that (A) the issuance of Holdco Common Stock in connection with the Company Merger is expected to be effected pursuant to a registration statement on Form S-4 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the resale of such shares of Holdco Common Stock will be subject to restrictions set forth in Rule 145 under the Securities Act; and (B) Affiliate may be deemed to be an "affiliate" of the Company as the term "affiliate" is used for purposes of Rule 144 and Rule 145 under the Securities Act. Accordingly, the Affiliate hereby agrees not to sell, transfer or otherwise dispose of any Holdco Common Stock issued to the Affiliate in the Company Merger, or otherwise acquired by the Affiliate subsequent to the date hereof, unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act; (ii) such sale, transfer or other disposition is made pursuant to a registration statement declared or ordered effective under the Securities Act, or an appropriate exemption from the registration and prospectus delivery requirements of the Securities Act; (iii) the Affiliate delivers to Holdco a written opinion of legal counsel, reasonably acceptable to Holdco in form and substance, that such sale, transfer or other disposition is otherwise exempt from the registration and prospectus delivery requirements of the Securities Act; or (iv) an authorized representative of the SEC shall have rendered written advice to the Affiliate to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take any action, with respect to the proposed disposition if consummated.

                  (b) The Affiliate understands and hereby acknowledges that Holdco will give stop transfer instructions to its transfer agent with respect to any Holdco Common Stock issued to the Affiliate pursuant to the Company Merger, and there shall be placed on the certificates representing such Holdco Common Stock, or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this Certificate were issued in a transaction to which Rule 145 applies and may only be transferred in conformity with Rule 145(d) or pursuant to an effective registration statement under the Securities Act of 1933, as amended, or in accordance with a written opinion of counsel, reasonably acceptable to the issuer in form and substance, that such transfer is exempt from registration under the Securities Act of 1933, as amended."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend), and any stop transfer instructions shall be rescinded, if the Affiliate delivers to Holdco (i) satisfactory written evidence that the Shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee); or (ii) an opinion of counsel, in form and substance reasonably satisfactory to Holdco, to the effect that public sale of the Shares by the holder thereof is no longer subject to Rule 145.

         5. Termination. This Agreement shall be terminated, and be of no further force and effect, automatically upon the termination of the Merger Agreement pursuant to its terms (including any extension to the Merger Agreement as provided for therein).

         6.       Miscellaneous.

                  (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

                  (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

                  (c) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other; provided, however, that each of Holdco and Parent may freely assign its rights to a subsidiary of Holdco or Parent without such prior written approval but no such assignment shall relieve Holdco or Parent of any of its obligations hereunder. Any purported assignment without such consent shall be void.

                  (d) Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  (e) Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Holdco and Parent and to preserve for Holdco and Parent the benefits of the Mergers; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Holdco and Parent that cannot be adequately compensated by a monetary award. Accordingly, Holdco, Parent and the Affiliate hereby expressly agree that in addition to all other remedies available at law or in equity, Holdco and Parent shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

                  (f) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  (g) Jurisdiction. The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of California, County of San Francisco or in the U.S. District Court for the Northern District of California as the commencing party may elect, and the Affiliate hereby accepts the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding. In addition, the Affiliate hereby irrevocably waives, to the fullest extent permitted by law, any objection which the Affiliate may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in California, County of San Francisco or the U.S. District Court for the Northern District of California, as selected by the commencing party, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in California or in such District Court has been brought in an inconvenient forum.

                  (h) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to the subject matter hereof.

                  (i) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                     If to Holdco or Parent:   MarketWatch.com, Inc.
                                               825 Battery Street
                                               San Francisco, CA 94111
                                               Attention:  Doug Appleton, Esq.
                                               Facsimile:  (415) 392-1972
                                               Telephone:  (415) 733-0535

                             with a copy to:   Morrison & Foerster LLP
                                               425 Market Street
                                               San Francisco, California 94105
                                               Attention:  Robert Townsend, Esq.
                                               Facsimile:  (415) 268-7522
                                               Telephone:  (415) 268-7080

                        If to the Affiliate:   To the address for notice set
                                               forth on the signature
                                               page hereof.

                  (j) Further Assurances. The Affiliate shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Holdco or Parent may deem necessary or desirable, in the reasonable opinion of Holdco or Parent, to carry out and effectuate the purpose and intent of this Agreement and the transactions contemplated hereby.

                  (k) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled after a final, non-appealable judgment that this Agreement has been breached by the non-prevailing party and such breach has caused actual damages to the prevailing party. In no event shall the prevailing party be entitled to consequential, speculative or punitive damages.

                  (l) Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (m) Waiver of Jury Trial. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

                  (n) Counterparts. This Agreement may be executed in any number of counterparts and delivered by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument and the delivering party covenants and agrees that an original will be sent immediately thereafter by registered or certified mail.

                  (o) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (p) Third Party Reliance. Legal counsel to Parent and the Company shall be entitled to rely upon this Agreement.

                  (q) Survival. The representations, warranties, covenants and other terms and provisions set forth in this Agreement shall survive the consummation of the Mergers.







               [Remainder of the Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have caused this Affiliate Agreement to be duly executed as of the date first written above.

                        HOLDCO:
                                     By:      /s/ Larry Kramer
                                              -------------------------
                                     Name:    Larry Kramer
                                     Title:   CEO


                        PARENT:
                                     By:      /s/ Larry Kramer
                                              -------------------------
                                     Name:    Larry Kramer
                                     Title:   CEO



                        AFFILIATE:

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________
                                     Affiliate's Address for Notice:

                                     ___________________________________________
                                     ___________________________________________
                                     ___________________________________________
                                     Shares beneficially owned:

                                     _____  shares of Company Common Stock

                                     _____  shares of Company Common Stock
                                            issuable upon the exercise of
                                            outstanding options, warrants
                                            and other rights






                     SIGNATURE PAGE TO AFFILIATE AGREEMENT

           INDIVIDUALS/ENTITIES SUBJECT TO THE AFFILIATES AGREEMENT



GENERAL ATLANTIC PARTNERS 69, L.P. - 5,835,624 shares of common stock GAP COINVESTMENT PARTNERS II, L.P. - 905,421 shares of common stock
GAPSTAR, LLC                          -     449,403 shares of common stock
RRE VENTURES II L.P.                  -     497,459 shares of common stock
RRE VENTURES FUND II L.P.             -      87,022 shares of common stock
KEVIN CLARK                           -     375,938 shares of common stock
JAMES DAVIS                           -           0 shares of common stock
DAVID HODGSON                         -       5,000 shares of common stock
KIRK LOEVNER                          -     437,500 shares of common stock
DAVID OBSTLER                         -      57,509 shares of common stock
JAMES D. ROBINSON                     -   2,266,261 shares of common stock
JAMES SCULLEY                         -      30,000 shares of common stock
WILLIAM STAIB                         -     170,861 shares of common stock